SHAREHOLDER AGREEMENT

This Shareholder Agreement (“Agreement”) is entered into as of December 22, 2010, by and between Rovi Corporation, a Delaware corporation (“Parent”), and the shareholder named on the signature page hereof (“Shareholder”).

Recitals

A.            Shareholder is a holder of record and the “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of certain shares of common stock of Sonic Solutions, a California corporation (the “Company”).

B.            Parent, Sparta Acquisition Sub, Inc., a California corporation (“Acquisition Sub”), and the Company are entering into an Agreement and Plan of Merger and Reorganization of even date herewith (the “Merger Agreement”) which provides (subject to the conditions set forth therein) for Parent to acquire the Company by (i) causing Acquisition Sub to make an exchange offer as contemplated by the Merger Agreement (the “Offer”) for all of the issued and outstanding common stock of the Company and (ii) after the closing of the Offer, causing Acquisition Sub to merge with and into the Company (the “Merger”) and, subject to the terms of the Merger Agreement, immediately following the Merger, Parent shall cause the surviving corporation in the Merger to be merged  with and into a direct limited liability company Subsidiary of Parent (the "Second Merger" and together with the Merger, the "Mergers").

C.            Shareholder is entering into this Agreement in order to induce Parent to enter into the Merger Agreement.

Agreement

The parties to this Agreement, intending to be legally bound, agree as follows:

SECTION 1.	Certain Definitions

For purposes of this Agreement:

(a)          “Company Common Stock” shall mean the common stock, no par value per share, of the Company.

(b)           Shareholder shall be deemed to “Own” or to have acquired “Ownership” of a security if Shareholder: (i) is the record owner of such security; or (ii) is the “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of such security.

(c)          “Subject Securities” shall mean: (i) all securities of the Company (including all shares of Company Common Stock and all options, warrants and other rights to acquire shares of Company Common Stock) Owned by Shareholder as of the date of this Agreement; and (ii) all additional securities of the Company (including all additional shares of Company Common Stock and all additional options, warrants and other rights to acquire shares of Company Common Stock) of which Shareholder acquires Ownership during the period from the date of this Agreement through the Termination Date.

(d)          “Subject Shares” shall mean: (i) all shares of Company Common Stock Owned by Shareholder as of the date of this Agreement; (ii) all additional shares of Company Common Stock of which Shareholder acquires Ownership during the period from the date of this Agreement through the Termination Date; and (iii) all securities into which any of the shares of Company Common Stock described in clause “(i)” or clause “(ii)” above are exchanged or converted.

(e)          “Termination Date” shall mean the earlier of (i) the date upon which the Merger Agreement is terminated in accordance with its terms, or (ii) the Effective Time of the Merger.

(f)           A Person shall be deemed to have a effected a “Transfer” of a security if such Person directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security to any Person other than Parent; (ii) enters into an agreement or commitment contemplating the possible sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein to any Person other than Parent; or (iii) reduces such Person’s beneficial ownership of, interest in or risk relating to such security; provided that any transaction pursuant to which the Company purchases or cashes out any Company Options and/or Company Restricted Stock Units (as such terms are defined in the Merger Agreement) upon acceleration thereof in accordance with the terms thereof shall not be deemed a “Transfer” pursuant to this Agreement.

(g)          Capitalized terms used but not otherwise defined in this Agreement have the meanings assigned to such terms in the Merger Agreement.

SECTION 2.	Transfer of Subject Securities and Voting Rights

2.1           Restriction on Transfer of Subject Securities. Subject to Section 2.3, during the period from the date of this Agreement through the Termination Date, Shareholder shall not, directly or indirectly, cause or permit any Transfer of any of the Subject Securities to be effected, other than pursuant to the terms, in effect as of the date of this Agreement, of a written plan that meets all of the requirements of Rule 10b5-1(c) under the Securities Exchange Act of 1934.

2.2           Restriction on Transfer of Voting or Disposition Rights.  During the period from the date of this Agreement through the Termination Date, Shareholder shall ensure that:  (a) none of the Subject Securities is deposited into a voting trust; (b) no proxy is granted, and no voting agreement or similar agreement is entered into, with respect to any of the Subject Securities; and (c) no Person other than Shareholder (or any other Person that is the record owner of any of the Subject Securities as of the date of this Agreement, but only with respect to such Subject Securities) is granted dispositive power with respect to any of the Subject Securities.

2.3           Permitted Transfers. Section 2.1 shall not prohibit a Transfer of Subject Securities by Shareholder (a) if Shareholder is an individual (i) to any member of Shareholder’s immediate family, or to a trust for the benefit of Shareholder or any member of Shareholder’s immediate family, or (ii) upon the death of Shareholder, or (b) if Shareholder is a partnership or limited liability company, to one or more partners or members of Shareholder or to an affiliated corporation under common control with Shareholder; provided, however, that a Transfer referred to in this sentence shall be permitted only if, as a precondition to such Transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to Parent, to be bound by all of the terms of this Agreement.

SECTION 3.	Agreement to Tender

3.1           Tender of Subject Shares. Shareholder agrees to promptly (and, in any event, not later than five business days after commencement of the Offer) validly tender or cause to be validly tendered into the Offer, pursuant to and in accordance with the terms of the Offer and Rule 14d-2 under the Securities Exchange Act of 1934, all of the Subject Shares Owned by Shareholder as of the date of this Agreement (free and clear of any encumbrances or restrictions), and if Shareholder acquires Ownership of any additional Subject Shares after the date of this Agreement, to promptly (and, in any event, not later than two business days after Shareholder acquires Ownership of such additional Subject Shares) validly tender or cause to be validly tendered into the Offer, pursuant to and in accordance with the terms of the Offer, all of such additional Subject Shares (free and clear of any encumbrances or restrictions).

3.2           No Withdrawal. Shareholder agrees not to withdraw or cause to be withdrawn any of the Subject Shares from the Offer unless and until the Offer expires without Acquisition Sub having accepted for exchange shares of Company Common Stock validly tendered in the Offer.

3.3           Conditional Obligation. Shareholder acknowledges and agrees that Acquisition Sub’s obligation to accept for exchange shares of Company Common Stock in the Offer, including any Subject Shares tendered by Shareholder, is subject to the terms and conditions of the Merger Agreement and the Offer.

SECTION 4.	Voting of Shares

Shareholder hereby agrees that, prior to the Termination Date, at any meeting of the shareholders of the Company, however called, and in any written action by consent of shareholders of the Company, unless otherwise directed in writing by Parent, Shareholder shall cause any Subject Securities not acquired pursuant to the Offer to be voted:

(a)           in favor of each of the Mergers, the execution and delivery by the Company of the Merger Agreement and the adoption of the Merger Agreement and the terms thereof, in favor of each of the other actions contemplated by the Merger Agreement and in favor of any action in furtherance of any of the foregoing;

(b)           against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of the Company in the Merger Agreement; and

(c)           against any action that is intended, or that could reasonably be expected, to impede, interfere with, delay, postpone, discourage or adversely affect the Offer or either of the Mergers or any of the other Contemplated Transactions or this Agreement.

Prior to the Termination Date, Shareholder shall not enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with clause “(a)”, clause “(b)” or clause “(c)” of the preceding sentence.

SECTION 5.	Waiver of Appraisal Rights

Shareholder hereby irrevocably and unconditionally waives, and agrees to cause to be waived and to prevent the exercise of, any rights of appraisal, any dissenters’ rights and any similar rights relating to the Merger or any related transaction that Shareholder or any other Person may have by virtue of, or with respect to, any shares of Company Common Stock Owned by Shareholder.

SECTION 6.	Representations and Warranties of Shareholder

Shareholder hereby represents and warrants to Parent as follows:

6.1           Authorization, etc. Shareholder has the absolute and unrestricted right, power, authority and capacity to execute and deliver this Agreement and to perform Shareholder’s obligations hereunder.  This Agreement has been duly executed and delivered by Shareholder and constitutes a legal, valid and binding obligation of Shareholder, enforceable against Shareholder in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

6.2           No Conflicts or Consents.

(a)           The execution and delivery of this Agreement by Shareholder do not, and the performance of this Agreement by Shareholder will not: (i) conflict with or violate any Legal Requirements applicable to Shareholder; (ii) result in or constitute a breach of, or give to any Person any right of termination, amendment, acceleration or cancellation of, or result in the creation of any encumbrance or restriction on any of the Subject Securities pursuant to any Contract to which Shareholder is a party; or (iii) require any consent or approval of any Person.

6.3           Title to Securities.  As of the date of this Agreement:  (a) Shareholder holds of record (free and clear of any encumbrances or restrictions) the number of outstanding shares of Company Common Stock set forth under the heading “Shares Held of Record” on the signature page hereof; (b) Shareholder holds (free and clear of any encumbrances or restrictions) the options, warrants and other rights to acquire shares of Company Common Stock set forth under the heading “Options and Other Rights” on the signature page hereof; (c) Shareholder Owns the additional securities of the Company set forth under the heading “Additional Securities Beneficially Owned” on the signature page hereof; and (d) Shareholder does not directly or indirectly Own any shares of capital stock or other securities of the Company, or any option, warrant or other right to acquire (by purchase, conversion or otherwise) any shares of capital stock or other securities of the Company, other than the shares and options, warrants and other rights set forth on the signature page hereof.

SECTION 7.	Additional Covenants of Shareholder

7.1           Shareholder Information.  Shareholder hereby agrees to permit Parent and Acquisition Sub to publish and disclose in the Schedule TO, the Form S-4 Registration Statement or other publicly-filed documents relating to the Offer and, if adoption of the Merger Agreement by the Shareholders of the Company is required under the terms of the CGCL or other applicable law, the Proxy Statement, Shareholder’s identity and ownership of shares of Company Common Stock and the nature of Shareholder’s commitments, arrangements and understandings under this Agreement.

7.2           Further Assurances.  From time to time and without additional consideration, Shareholder shall execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, proxies, consents and other instruments, and shall take such further actions, as Parent may reasonably request for the purpose of carrying out and furthering the intent of this Agreement.

SECTION 8.	Miscellaneous

8.1           Notices.  Any notice or other communication required or permitted to be delivered to either party under this Agreement shall be in writing and shall be deemed properly delivered, given and received when received at the address or facsimile telephone number set forth beneath the name of such party below (or at such other address or facsimile telephone number as such party shall have specified in a written notice given to the other party):

 if to Shareholder:

at the address set forth on the signature page hereof; and

 if to Parent:

Rovi Corporation
2830 De La Cruz Blvd.
Santa Clara, CA 95050
Attention: General Counsel
Fax: (408) 567-1807.

8.2           Severability.  Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.  If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified.  In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto shall replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

8.3           Entire Agreement.  This Agreement and any other documents delivered by the parties in connection herewith constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings between the parties with respect thereto.  No addition to or modification of any provision of this Agreement shall be binding upon either party unless made in writing and signed by both parties.

8.4           Assignment; Binding Effect.  Except as provided herein, neither this Agreement nor any of the interests or obligations hereunder may be assigned or delegated by Shareholder, and any attempted or purported assignment or delegation of any of such interests or obligations shall be void.  Without limiting any of the restrictions set forth in Section 2 or elsewhere in this Agreement, this Agreement shall be binding upon any Person to whom any Subject Securities are transferred.

8.5           Specific Performance.  The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached.  Shareholder agrees that, in the event of any breach or threatened breach by Shareholder of any covenant or obligation contained in this Agreement, Parent shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to seek and obtain (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or threatened breach.  Shareholder further agrees that neither Parent nor any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 8.5, and Shareholder irrevocably waives any right he or it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

8.6           Non-Exclusivity.  The rights and remedies of Parent under this Agreement are not exclusive of or limited by any other rights or remedies which it may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative).

8.7           Governing Law; Jurisdiction; Waiver of Jury Trial.

 (a)           This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.  In any action between any of the parties arising out of or relating to this Agreement each of the parties irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the courts of the State of California or if no such state court has proper jurisdiction, then the federal courts located in the State of California.

 (b)           SHAREHOLDER IRREVOCABLY WAIVES THE RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LEGAL PROCEEDING RELATING TO THIS AGREEMENT OR THE ENFORCEMENT OF ANY PROVISION OF THIS AGREEMENT.

8.8           Counterparts.  This Agreement may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

8.9           Captions.  The captions contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

8.10           Waiver.  Parent shall not be deemed to have waived any claim available to Parent arising out of this Agreement, or any power, right, privilege or remedy of Parent under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of Parent; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

8.11           Not Binding in Other Capacities.  Notwithstanding anything in this Agreement to the contrary, the parties acknowledge and agree that Shareholder is entering into this Agreement solely in his capacity as a Shareholder of the Company and nothing in this Agreement shall be construed to prohibit or restrict Shareholder from taking any action in his capacity as an officer or member of the Board of Directors of the Company, subject to the limitations (and consequences of such actions) set forth in the Merger Agreement.

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In Witness Whereof, Parent and Shareholder have caused this Agreement to be executed as of the date first written above.

Rovi Corporation

By

Fred Amoroso
Name

President and Chief Executive Officer
Title

Shareholder

Signature

Printed Name

Address:

Facsimile:

Shares Held of Record	Options and Other Rights	Additional Securities Beneficially Owned

Signature Page to Stockholder Agreement